CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350

(AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT)

I, Terry R. Otton, President of RS Variable Products Trust (the “Registrant”), with respect to the report on Form N-CSR of RS Variable Products Trust for the period ended June 30, 2010, as filed with the Securities and Exchange Commission, hereby certify that:

1. The Report on Form N-CSR fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: September 2, 2010	/s/ Terry R. Otton
Terry R. Otton, President (Principal Executive Officer)

I, James E. Klescewski, Treasurer of RS Variable Products Trust (the “Registrant”), with respect to the report on Form N-CSR of RS Variable Products Trust for the period ended June 30, 2010, as filed with the Securities and Exchange Commission, hereby certify that:

1. The Report on Form N-CSR fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: September 2, 2010	/s/ James E. Klescewski
James E. Klescewski, Treasurer (Principal Financial Officer)